BWFG | LISTED | NASDAQ 4Q22 Investor Presentation January 25th, 2023

2 BWFG LISTED NASDAQ BWFG LISTED NASDAQ This presentation may contain certain forward-looking statements about Bankwell Financial Group, Inc. (the “Company”). Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. The COVID-19 pandemic continues to affect Bankwell Financial Group, its customers, counterparties, employees, and third party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is unknown. Safe Harbor

3 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Table of Contents • 4Q22 & 2022 Performance • Trends • Credit Quality & ALLL • Loan Portfolio • Capital • Bankwell History & Overview

BWFG | LISTED | NASDAQ 4Q22 & 2022 Performance

5 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 4Q22 Summary • Reported Net Income of $8.02 million, or $1.04 earnings per share (EPS) for the quarter, and $37.43 million, or $4.79 earnings per share for the full year ‒ Full year Operating EPS of $4.29 excludes previously reported items of elevated fees associated with loan prepayments ($0.25 EPS) and changes in the allowance for loan loss ($0.25 EPS) • Reported Return on Average Assets (ROAA) and Return on Average Equity (ROAE) were 1.07% and 13.38%, respectively for the quarter, and 1.44% and 16.72% for the full year ̶ Full year Operating ROAA and ROAE were 1.29% and 14.98%, respectively, excluding the previously reported items above • Reported Pre-tax, Pre-provision Net Revenue (“PPNR”)1 of $14.87 million, or 1.98% PPNR ROAA for the quarter, and $53.42 million, or 2.05% PPNR ROAA for the full year ̶ Full year Operating PPNR of $50.92 million, or 1.96% PPNR ROAA, excluding the previously reported elevated fees • Record loan growth of $389 million in the quarter, with year-to-date loan growth of $781 million, or 41% ‒ Loans funded at a weighted average yield of 7.23% during the quarter • Quarterly Net Interest Margin (“NIM”) of 3.70%, year-to-date NIM of 3.78% 1 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense 2 Core deposit (Commercial and Consumer checking, savings and money market accounts) growth from 9/30/2022 through 01/10/2023

6 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 4Q22 & Total Year Results 1 Ratios presented represent Bank ratios; presented ratios are preliminary, subject to finalization of the FDIC Call Report 2 Bankwell meets Adequate + buffer standard, which exceeds Well Capitalized thresholds Profitability Balance Sheet Capital • $2.7 billion of gross loans • $2.8 billion of deposits • 0.84% ALLL (non-CECL); CECL adoption in January 2023 • Dividend of $0.20 per share paid • $30.51 Fully Diluted Tangible Book Value • Well Capitalized1,2 Tier 1 Leverage 9.88% Tier1/CET1 / RWA 10.28% Total Capital / RWA 11.07% 4Q22 Total Year 2022 • Net Income $8.0 million $37.4 million • PPNR $14.9 million $53.4 million • Return on Average Assets 1.07% 1.44% • PPNR / Average Assets 1.98% 2.05% • Return on Average Equity 13.38% 16.72%

Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

4Q22 Consolidated Financial Statements

Linked Quarter

Dollars in millions, except per share data

Income Statement	4Q22	3Q22	Var[1]
Total Interest Income	$39.6	$29.7	$9.9
Total Interest Expense	$12.8	$5.1	$(7.7)
Net Interest Income	*$26.8*	*$24.6*	*$2.2*
Non-Interest Income	$0.5	$0.4	$0.1
Non-Interest Expense	$12.5	$11.0	$(1.4)
Pre-Tax, Pre-Provision Net Revenue	**$14.9**	**$14.0**	**$0.9**
Provision for Loan Losses	$4.3	$2.4	$(1.9)
Pre-Tax Income	$10.6	$11.6	$(1.0)
Income Tax Expense	$2.6	$2.4	$(0.2)
Reported Net Income	**$8.0**	**$9.2**	**$(1.2)**
EPS	**$1.04**	**$1.18**	**$(0.14)**
Pre-Tax, Pre-Provision Net Revenue per share[2]	*$1.97*	*$1.84*	*$0.13*

Balance Sheet	4Q22	3Q22	Var[1]
Cash & Cash Equivalents	$356	$223	$133
Investment Securities	$122	$113	$9
Loans Receivable, net	$2,646	$2,263	$383
All Other Assets	$129	$123	$6
Total Assets	**$3,252**	**$2,723**	**$529**
Total Deposits	$2,801	$2,287	$514
Total Borrowings	$159	$159	$0
Other Liabilities	$55	$46	$9
Total Liabilities	**$3,014**	**$2,491**	**$523**
Equity	$238	$231	$7
Total Liabilities & Equity	**$3,252**	**$2,723**	**$529**

[1] Variances are rounded based on actual whole dollar amounts
[2] Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense

7

8 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Income Statement 2022 2021 Var1 Total Interest Income $117.9 $81.4 $36.6 Total Interest Expense $23.2 $13.5 $(9.7) Net Interest Income $94.7 $67.9 $26.9 Non-Interest Income2 $3.0 $5.7 $(2.6) Non-Interest Expense $44.4 $39.7 $(4.6) Pre-Tax, Pre-Provision Net Revenue $53.4 $33.8 $19.6 Provision/(Credit) for Loan Losses $5.4 $(0.1) $(5.5) Pre-Tax Income $48.0 $33.9 $14.1 Income Tax Expense $10.6 $7.3 $(3.3) Reported Net Income $37.4 $26.6 $10.8 EPS $4.79 $3.36 $1.43 Pre-Tax, Pre-Provision Net Revenue per share3 $6.99 $4.36 $2.64 1 Variances are rounded based on actual whole dollar amounts 2 2021 includes the one-time benefit for the federal payroll tax credit for COVID-19-impacted small businesses 3 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense Dollars in millions, except per share data TY Consolidated Income Statements Prior Year

BWFG | LISTED | NASDAQ Trends

10 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Performance Trends $1.78 $2.21 $2.31 $0.75 $3.36 $4.79 $4.29 2017 2018 2019 2020 2021 2022 Diluted EPS 0.80% 0.94% 0.97% 0.28% 1.17% 1.44% 1.29% 2017 2018 2019 2020 2021 2022 Return on Average Assets 8.93% 10.19% 10.20% 3.35% 13.86% 16.72% 14.98% 2017 2018 2019 2020 2021 2022 Return on Average Equity $20.39 $21.85 $22.82 $21.96 $25.55 $30.51 2017 2018 2019 2020 2021 2022 Fully Diluted Tangible Book Value Operating result Operating result Operating result Positive performance trends reflect successful strategy execution

11 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Net Interest Margin 3.30% 3.18% 3.03% 2.77% 3.17% 3.78% 2017 2018 2019 2020 2021 2022 Net Interest Margin 1.08% 1.42% 1.75% 1.20% 0.67% 0.99% 0.93% 1.30% 1.66% 1.07% 0.54% 0.87% 2017 2018 2019 2020 2021 2022 Cost of Funds / Deposits Cost of Funds Cost of Deposits 4.51% 4.67% 4.85% 4.48% 4.42% 5.10% 4.23% 4.45% 4.61% 3.85% 3.75% 4.64% 2017 2018 2019 2020 2021 2022 Loan & Earning Asset Yields Loan Yield Earning Asset Yield Yields include origination fee amortization • Originated ~$1.5 billion loans with funded volume of ~$1.1 billion at an average 6.24% yield • Given the Federal Reserve actions, NIM contracted in 4Q22; anticipated actions in 2023 will further contract NIM ~10 bps lift from prepayment fees 3.30% 3.75% 3.96% 3.70% 1Q22 2Q22 3Q22 4Q22 2022 by Quarter1 1 2Q22, 3Q22 exclude one-time elevated loan prepayment fees

12 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Loan Trends $ 1, 2 0 2 $ 1, 2 12 $ 1, 17 6 $ 1, 16 9 $ 1, 18 2 $ 1, 2 0 0 $ 1, 2 17 $ 1, 2 3 7 $ 1, 2 3 5 $ 1, 2 4 1 $ 1, 2 2 0 $ 1, 3 4 4 $ 1, 4 5 9 $ 4 0 2 $ 4 0 9 $ 4 3 9 $ 4 5 5 $ 4 4 4 $ 4 7 3 $ 5 2 2 $ 5 8 7 $ 6 6 0 $ 7 4 4 $ 8 3 8 $ 9 4 3 $ 1, 2 16 $1,604 $1,621 $1,615 $1,625$1,626 $1,673 $1,738 $1,825 $1,895 $1,985 $2,057 $2,287 $2,675 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Loan Balances All Other C&I + CRE Owner Occupied 4Q22 Loan Mix 4Q22 Portfolio Yield by Vintage1 1 Weighted average yield based on active loans as of 12-31-2022 Dollars in millions Reduced reliance on Investor CRE Residential 2.09% C&I 19.45% CRE Owner Occupied 26.04% CRE Investor 45.77% Commercial Const. 5.80% Consumer Loans / Other 0.84% C&I + CRE Owner Occupied / Total Loans 25% 27% 35% 45% 65% of Loan balances are 2021 / 2022 vintages 4.45% Pre 2019 5.33% 2019 5.72% 2020 5.44% 2021 6.24% 2022

13 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Loan Yield Trend 4.30% 4.34% 4.55% 4.99% 5.56% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% - 500 1,000 1,500 2,000 2,500 3,000 3,500 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Loan Balance Portfolio Loan Yield Loan yields increased 126 bps since December 31, 2021 1 Weighted average yield based on active loans as of each date, a "spot" rate 1 2022 Vintage Yields by Quarter 1Q22 5.19% 2Q22 5.55% 3Q22 6.00% 4Q22 7.23% Total 6.24% Dollars in millions

14 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Deposit Trends 1 1 Core Deposits include Commercial and Consumer checking, savings and money market accounts 2 Wholesale Funding ratio defined as brokered deposits and FHLB borrowings to total assets 16 .2% 2 7 .0% 2 0 .8% 19 .9% 15 .0% 14 .1% 15 .9% 16 .3% 16 .7% 16 .2% 17 .2% 2 7 .1% 3 6 .7% 2 8 .6% 2 5 .7% 2 5 .2% 2 2 .2% 2 0 .1% 18 .1% 14 .6% 11 .4% 9 .7% 9 .0% 8 .6% 8 .0% 8 .8% 5 5 .3% 4 7 .3% 5 4 .0% 5 7 .9% 6 4 .9% 6 7 .9% 6 9 .6% 7 2 .3% 7 3 .6% 7 4 .8% 7 4 .1% 6 5 .0% 5 4 .4% $1,492 $1,681 $1,620 $1,768 $1,827 $1,860 $1,939 $1,883 $2,124 $2,166 $2,034 $2,287 $2,801 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Deposit Balances Brokered Deposits Retail CDs Core Deposits Dollars in millions 20.6% 19.8% 16.4% 34.4% Wholesale Funding ratio2 FHLB Borrowings 4Q22 increase in Brokered Deposits a result of timing differences between core deposit generation & record 4Q loan growth $150 $175 $50 $90

15 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Deposit Trends 18.5% 16.2% 12.4% 14.1% 15.9% 1 Average cost on 4Q22 NOW deposits less than 15 basis points; these accounts not sensitive to Fed Funds rate changes $213 $231 $471 $611 $637 $156 $178 $255 $383 $373 $369 $409 $725 $994 $1,010 4Q18 4Q19 4Q20 4Q21 4Q22 Commercial Deposits Trend Interest Bearing Non-Interest Bearing Dollars in millions $48 $52 $72 $87 $86 $173 $192 $270 $399 $405 $221 $244 $343 $486 $491 4Q18 4Q19 4Q20 4Q21 4Q22 DDA Trend NOW Non-Interest Bearing 14.7% 16.3% 18.7% 22.9% 17.5% % Total Deposits 1 24.6% 27.4% 39.7% 46.8% 36.1% % Total Deposits • From year-end 2018 to 12/31/2022, total Non-Interest Bearing deposits CAGR of 24% • $641 million growth in Commercial Deposits since year-end 2018, a CAGR of 29% ‒ Within Core deposits, Commercial mix at ~70%, vs. 45% at year-end 2018 Investment in Treasury Management improving Core deposit mix

BWFG | LISTED | NASDAQ Credit Quality & ALLL

17 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Credit Quality 0.66% 2.06% 0.88% 0.61% 2019 2020 2021 2022 Non Performing Loans / Gross Loans NPLs $10,588 $33,416 $16,587 $16,441 0.35% 0.13% 0.14% 2022 Detail 0.61% SBA-guaranteed portion of NPLs All other NPLs Credit quality remains strong COVID-19 related NPL Dollars in thousands • Single loan - 57% LTV • Full recourse • High net worth guarantors • Full repayment expected 1-5 $1,555 96.9% $1,563 96.1% $1,827 96.4% $2,632 98.4% 6 $27 1.7% $15 0.9% $21 1.1% $1 0.0% 7 $19 1.2% $46 2.8% $45 2.4% $43 1.6% 8 $4 0.2% $2 0.1% $2 0.1% $0 0.0% Total $1,604 $1,626 $1,895 $2,675 R is k R a ti n g ( R R ) Rated Asset Balances – Total Loans Risk Rating Meanings 1 Secured by Cash 2 Superior 3 Desirable 4 Pass 5 Bankable with Care 6 Special Mention 7 Substandard 8 Doubtful 9 Loss NR Not Rated Dollars in millions

18 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 0.75% 0.81% 0.04% $4.3 million ($15) thousand 0.03% 3Q22 Asset Growth / Mix Specifics 4Q22 General Specific 4Q22 ALLL Allowance for Loan Loss (“ALLL”) Walk 0.79% 0.84% $18.2 Million $22.4 Million • ALLL coverage of NPLs is 136% • Excluding the COVID-19-related NPL, coverage would be 318% • CECL adoption in Jan-23; ~ range of $3.4 million to $4.2 million increase to ALLL

BWFG | LISTED | NASDAQ Loan Portfolio

20 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Residential 2.09% C&I 19.45% CRE Owner Occupied 26.04% CRE Investor 45.77% Commercial Const. 5.80% Consumer Loans / Other 0.84% • No single relationship represents more than 5% of total loans, as of December 31, 2022 • Increasingly diversified commercial loan portfolio mix: Total Loan Portfolio = $2,675 million Loan Portfolio Composition Diversifying portfolio, reducing reliance on Investor CRE 4Q19 4Q20 4Q21 4Q22 CRE Investor 59.8% 60.5% 55.2% 45.8% CRE O/O + C&I 24.9% 27.1% 34.9% 45.5%

21 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1 Total CRE Portfolio = $1,921 million 1 Includes Owner Occupied CRE, does not include Construction CRE Loan Portfolio Retail 22.50% Office 15.95% Residential Care 31.43% MultiFamily 10.19% Industrial Warehouse 9.60% Mixed Use 4.79% Other 3.63% Special Use 1.90% • Property Type mix continues to show well diversified exposure • Residential Care consists primarily of skilled nursing and/or assisted living facilities located across eastern US • ~ 64% of all CRE loan balances have recourse ̶ Non recourse loans require lower LTV and higher DSCR

22 BWFG LISTED NASDAQ BWFG LISTED NASDAQ CT 41% NJ 14% NY 13% All Other 32% 1 Includes Owner Occupied CRE, does not include Construction 2 Comprised primarily of neighborhood and convenience centers, typically characterized by: size up to 125,000 sq. ft.; convenience and service oriented 3 LTVs based on original LTV values, at origination Type Count $ % LTV3 Retail2 75 $243 56% 69.5% Grocery 12 $106 25% 64.0% Restaurant 25 $36 8% 60.0% Gas / Auto Services 16 $27 6% 75.8% Pharmacy 7 $21 5% 65.1% Total Retail 135 $432 100% 67.5% Retail Segment Detail • No significant exposure to any one retailer • No exposure to bankrupt retailers Office Segment Detail Type Count $ % LTV3 Office (primarily suburban) 69 $220 72% 59.1% Medical 37 $86 28% 64.3% Condo 4 $1 0% 66.0% Total Office 110 $306 100% 60.6% 1 CRE Loan Portfolio Dollars in millions • ~68% Office loans located in Bankwell’s primary lending area, mostly in suburban area, not NYC • Out of primary market loans are generally either GSA-leased, credit tenants, owner-occupied or medical office

23 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Geography Distribution 1 Includes Owner Occupied CRE, does not include Construction 2 Based on dollar volume 3 LTVs based on original LTV values, at origination 4 Consists primarily of skilled nursing and/or assisted living facilities 5 Special Use includes Country Clubs, Tennis Facilities, Catering 6 Other includes Hotel, NFP/Social, Mobile Home & Worship Loan To Value Property Type $ LTV3 Residential Care4 $603.9 64.5% Retail $432.3 67.5% Office $306.5 60.6% Multifamily $195.9 61.6% Industrial/Warehouse $184.5 60.8% Mixed Use $92.0 45.1% Special Use5 $36.6 66.7% 1 - 4 Family Investment $35.7 57.7% Other6 $28.9 48.9% Land $5.1 30.2% Self Storage $0.0 55.0% Total $1,921.3 62.6% Vintage Year $ Distribution Pre 2019 $509.9 27% 2019 $142.2 7% 2020 $102.2 5% 2021 $374.5 19% 2022 $792.5 41% Total $1,921.3 100% • Greater geographic diversity attributed to growth in Residential Care4 sector • Continued diversification by following strongest customers to growth or stable markets • Of the CT-based loans, 50% are in Fairfield County2 Dollars in millions 1 CRE Loan Portfolio CT 29.79% NY 22.57% FL 17.29% NJ 5.47% OH 3.59% PA 3.36% All Other 17.94%

24 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Finance 17% Insurance (Primarily Brokers) 29%Health Care & Social Assistance 33% Admin & Support, Waste Mgmt, Remediation Svcs 4% Real Estate and Rental/Leasing 3% Arts, Entertainment & Recreation 3% Manufacturing 3% Retail Trade 2% All Other 6% C&I Loan Portfolio Loans by Industry Type Total C&I Portfolio = $520 million • Limited leverage loan exposure of $6 million as of 12/31/22, less than 1% of total loans 1 1 Includes luxury auto leasing and financing

25 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Commercial Construction Portfolio • Commercial construction loans comprise ~6% of total loan portfolio (~$155 million) • $157 million of unfunded commitments, committed construction draws are subject to various terms and conditions, including completion of work verified by third party professional inspection Dollars in millions By Property Type # Loans $ Committed % Unfunded $ Unfunded 3Q22 Balance 32 $242 55% $134 Closures in 4Q22 (2) ($21) 3Q22 Loans @ 4Q22 30 $221 50% $110 New 4Q22 Loans 5 $86 4Q22 Balance 32 $306 51% $157 Multifamily 54% Mixed Use 30% Land 7% Self Storage 5% Retail 3% Residential 1%

26 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Residential Portfolio • $61 million Residential portfolio comprised of: ̶ $56 million residential mortgages, with an average LTV of 67.3%1 and an average size of $483 thousand ̶ $5 million HELOCs • 86% ($48 million) of residential mortgages secured by residences in Fairfield County, CT ̶ Of the Fairfield County mortgages, 65% are secured by residences in New Canaan, Westport & Fairfield Loan Vintage Year $ Millions Distribution Pre 2014 $25.3 42% 2014 $6.2 10% 2015 $9.9 16% 2016 $7.8 13% 2017 $11.2 19% 2018 $0.2 0% Total $60.6 100% 1 LTVs based on original LTV values, at origination Bankwell stopped originating residential mortgages at the end of 2017

BWFG | LISTED | NASDAQ Capital

28 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Fully Diluted Tangible Book Value 1 Misc includes items such as, but not limited to, changes related to stock grants and share count $25.55 $30.51 $4.79 $0.80 $1.07 $0.06 $0.05 2021 Net Income Dividends AOCI Share Buyback Misc 2022 2022 TBV / Share Walk • 19% TBV growth in 2022 • $1.08 unfavorable change from AFS investment portfolio more than offset by $2.15 favorable change from mark-to-market on long-dated interest rate swaps • Repurchased 166,375 shares at an average price of $33.30 in 2022 1

29 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Capital Position 8.41% 11.31% 11.42% 12.16% 7.26% 9.88% 10.28% 11.07% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% T C E T ie r 1 Le ve ra g e T ie r 1 / C E T 1 T o ta l C a p it a l 4Q22 3Q22 ‘Adequate’ + Buffer Min Capital ratios reflect strong earnings and double-digit loan growth 2 Tier 1CET1 CRE concentration of 425%1 1 Current period Bank capital ratios are preliminary, subject to finalization of the FDIC Call Report 2 TCE calculation is a consolidated BWFG ratio Key Bank Capital Ratios1

BWFG | LISTED | NASDAQ History & Overview

Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

Profile

Bankwell operates in an attractive core market:

- Third most affluent MSA in the Nation in per capita personal income (PCPI)[2]
- 4 of the top 25 wealthiest towns in the U.S.[3]
- MSA ranked 11th most educated overall, tied for 5th with the highest percentage of bachelors degree holders[4]
- Headquarters of 9 Fortune 500 companies[5]
- Home to two of the largest hedge funds in the U.S.
- $27 billion total AUM managed by 68 firms with $1 billion or less in AUM[6]
- 381 thousand housing units with a median value of owner-occupied units of $433 thousand[7]
  - In addition, New Haven County has 371 thousand housing units with a median value of owner-occupied units of $252 thousand[7]


Branches (9)
Branch Closure 4Q22 (1)
Fairfield County
Long Island Sound
Danbury
Bethel
Brookfield
New Fairfield
New Milford
Newtown
Redding
Ridgefield
Weston
Easton
Monroe
Trumbull
Stratford
Bridgeport
Milford
Shelton
Orange
New Haven
West Haven
Woodbridge
Ansonia
Seymour
Oxford
Southbury
Waterbury
Naugatuck
Cheshire
Wallingford
North Haven
North Branford
Meriden
Stamford
Old Greenwich
Mount Kisco
Patterson
Lake Carmel
Mahopac

- Connecticut-based $3.3 billion commercial bank
- 9 branches in Fairfield & New Haven Counties
- $204 million deposits per branch; one of the highest in Fairfield & New Haven Counties[1]

[1] Source: S&P Global Market Intelligence's *Branch Competitors & Pricing Report* as of 6/30/22, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)
[2] Source: Bureau of Economic Analysis' *Metropolitan Area Table*, contained within the *Personal Income by County & Metropolitan Area, 2020* news release 11/16/21
[3] Source: Bloomberg: *2020 Richest Places*
[4] Source: WalletHub: *Most & Least Educated Cities in America*, 7/18/22
[5] Source: Fortune.com: *2022 Fortune 500*
[6] Source: US News and World Report
[7] Source: US Census Bureau QuickFacts (2021 data)

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Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

Financial Snapshot

Dollars in thousands, except per share data

	2017[1]	2018	2019	2020	2021	2022
Total assets	$1,796,607	$1,873,665	$1,882,182	$2,253,747	$2,456,264	$3,252,449
Net loans	$1,520,879	$1,586,775	$1,588,840	$1,601,672	$1,875,167	$2,646,384
Loan-to-deposit ratio	110.1%	106.4%	107.1%	87.9%	88.8%	95.2%
Efficiency ratio[2]	54.9%	59.2%	60.2%	73.9%	53.9%	45.4%
Non-interest expense / avg. assets	1.88%	1.93%	1.90%	2.03%	1.75%	1.71%
Net interest margin	3.30%	3.18%	3.03%	2.77%	3.17%	3.78%
Total capital to risk weighted assets	12.19%	12.50%	13.35%	12.28%	12.00%	11.07%
Tangible common equity ratio[2]	8.81%	9.16%	9.56%	7.73%	8.13%	7.26%
Return on average equity	8.93%	10.19%	10.20%	3.35%	13.86%	16.72%
Fully diluted tangible book value per share[2]	$20.39	$21.85	$22.82	$21.96	$25.55	$30.51
Net interest income	$54,364	$56,326	$53,761	$54,835	$67,886	$94,743
Pre-tax, pre-provision net revenue[2]	$26,470	$24,593	$23,379	$14,907	$33,803	$53,420
Net income	$13,830	$17,433	$18,216	$5,904	$26,586	$37,429
EPS (fully diluted)	$1.78	$2.21	$2.31	$0.75	$3.36	$4.79

[1] Values are based on reported earnings / performance, which were impacted primarily as a result of the *Tax Cut and Jobs Act* passed in December 2017 along with several other smaller items. Please refer to BWFG's 4Q'17 Earnings Release for further detail
[2] A non-GAAP metric

32

Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

Experienced Leadership Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke Chief Executive Officer Director (since 2015)	30+	Mr. Gruseke was a founding investor and director of Bankwell Financial Group's predecessors, BNC Financial Group, Inc., and The Bank of New Canaan. He brings more than 25 years of capital markets, operations, sales and finance experience to his role at the Company. Most recently, he was a member of the Executive Committee at CRT Capital, a Stamford, Connecticut-based broker/dealer. He also served as Co-Chief Operating Officer and a member of the Board of Greenwich Capital Markets. Mr. Gruseke earned a B.A. from Williams College and an M.S. from the Stern School of Business at New York University.
Christine A. Chivily Chief Credit Officer (since 2013)	40+	Ms. Chivily has over 40 years of experience in banking and real estate finance. She previously served in a risk management role for the CRE and C&I loan portfolios at People's United Bank. Her prior experience also includes five years as Director of Freddie Mac's New England region for multifamily properties and 11 years as Senior Credit Officer at RBS Greenwich Capital. She also has over 10 years of combined experience in lending, loan administration and workouts at other various banking institutions. Ms. Chivily received her B.A. from Mt. Holyoke College.
Matthew McNeill Chief Banking Officer (since 2020)	20+	Mr. McNeill has more than 20 years of experience in Commercial Banking. He most recently served as Head of Commercial Lending at Metropolitan Commercial Bank. During his 8 years at Metropolitan Commercial Bank the bank grew its lending assets from $400 million to over $3 billion. Mr. McNeill has additionally held lending roles at HSBC Bank US and Banco Santander. Mr. McNeill has also served as Managing Partner at American Real Estate Lending; a Commercial Real Estate finance company.
Courtney E. Sacchetti Chief Financial Officer (since 2023)	20+	Ms. Sacchetti has more than 20 years experience in Financial Services. She most recently served as Director of Financial Planning & Analysis for the Company for 6 years. She began her career at GE Capital in the Financial Management Program (FMP) and held various finance and regulatory positions of increasing responsibility over her 18-year career at GE Capital. Ms. Sacchetti earned a B.A. and an M.B.A. from Union College.
Laura J. Waitz Chief Operating Officer (since 2017)	35+	Ms. Waitz has over 35 years of experience for various businesses and previously was Senior Managing Director, Global Head of Human Resources at The Blackstone Group. She also served as Managing Director and Global Head of Compensation at Citi Alternative Investments and as Head of Compensation (Americas) for Deutsche Bank. Prior to that she served as Global Compensation Manager for private equity and investment banks. Ms. Waitz received her B.S. from Penn State University.

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